As filed with the Securities and Exchange Commission on February 11, 2025.

Registration No. 333-284446

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2 to

FORM F-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Flybondi Holdings plc

(Exact name of registrant as specified in its charter)

N/A

(Translation of registrant name into English)

England and Wales	4512	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Av. Costanera Rafael Obligado 1221

Complejo Costa Salguero

C1425 CABA

Argentina

Tel: +54 11 39884021

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Continental Corporate Services, Inc.

908 Pompton Avenue

Unit A2

Cedar Grove, NJ 07009

Tel: (973) 542-0313

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Barry Grossman, Esq. Jonathan Deblinger, Esq. Anthony Ain, Esq. Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas New York, New York 10105 United States Tel: (212) 370-1300	Laurence Applegate DWF Law LLP 20 Fenchurch Street London EC3M 3AG United Kingdom Tel: +44 333 320 2220	Alan Annex, Esq. Thomas R. Martin, Esq. Sami B. Ghneim, Esq. Greenberg Traurig, P.A. 333 S.E. 2nd Avenue Miami, FL 33131 United States Tel: (305) 579-0739

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement becomes effective and on completion of the business combination described in the enclosed proxy statement/prospectus.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company☒

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

† The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF CO-REGISTRANTS

Exact Name of Co-Registrant in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Flybondi Limited(1)(2)	England and Wales	4512	Not Applicable

(1) Flybondi Limited has the following principal executive office:

Av. Costanera Rafael Obligado 1221

Complejo Costa Salguero

C1425 CABA

Argentina

Tel: +54 11 39884021

(2) The agent for service for Flybondi Limited is:

Continental Corporate Services, Inc.

908 Pompton Avenue

Unit A2

Cedar Grove, NJ 07009

Tel: (973) 542-0313

EXPLANATORY NOTE

This Registration Statement Amendment No. 2 on Form F-4 (File No. 333-284446) is being filed solely for the purpose of updating the Exhibit Index included in Part II, Item 21 to correct the hyperlink included in Exhibit 23.3, and no changes or additions are being made hereby to the prospectus which forms a part of the Registration Statement. Accordingly, the prospectus and other parts of the Registration Statement have been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules

(a) Exhibits.

Exhibit No.	Description
2.1†*

Business Combination Agreement, dated October 19, 2023, among Integral Acquisition Corporation 1, FB Parent Limited, Gaucho MS, Inc. and Flybondi Limited (included as Annex A to the proxy statement/prospectus)

2.2*

Assignment, Novation and Amendment Agreement, dated July 2, 2024, among Integral Acquisition Corporation 1, Flybondi Holdings plc, FB Parent Limited, Gaucho MS, Inc. and Flybondi Limited (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on July 9, 2024)

2.3*

Second Amendment to Business Combination Agreement, dated as of October 1, 2024, by and among Integral Acquisition Corporation 1, Flybondi Holdings plc, Gaucho MS.,Inc., and Flybondi Limited (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on October 3, 2024)

3.1*	Articles of Flybondi Holdings plc, dated as of February 28, 2024

3.2*	Form of Amended and Restated Articles of Flybondi Holdings plc (included as Annex B to the proxy statement/prospectus)

3.3*

Amended and Restated Certificate of Incorporation of Integral Acquisition Corporation 1 (incorporated by reference to Exhibit 3.2 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

3.4*

Amendment to the Amended and Restated Certificate of Incorporation of Integral Acquisition Corporation 1 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on May 9, 2023)

3.5*

Second Amendment to the Amended and Restated Certificate of Incorporation of Integral Acquisition Corporation 1 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K, as amended, initially filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2023)

3.6*

Third Amendment to the Amended and Restated Certificate of Incorporation of Integral Acquisition Corporation 1 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K, as amended, initially filed with the SEC by Integral Acquisition Corporation 1 on November 6, 2024)

3.7*	Bylaws of Integral Acquisition Corporation 1 (incorporated by reference to Exhibit 3.3 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

4.1*	Specimen Ordinary Share Certificate of Flybondi Holdings plc

4.2*

Specimen Warrant Certificate of Flybondi Holdings plc (included as Exhibit B to the Form of Assignment, Assumption and Amendment Agreement among Integral Acquisition Corporation 1, Flybondi Holdings plc and Continental Stock Transfer & Trust Company included as Exhibit 4.4 hereto)

4.3*

Warrant Agreement, dated November 2, 2021, between Integral Acquisition Corporation 1 and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

4.4*	Form of Assignment, Assumption and Amendment Agreement among Integral Acquisition Corporation 1, Flybondi Holdings plc and Continental Stock Transfer & Trust Company

5.1*	Legal Opinion of DWF Law LLP

Exhibit No.	Description
5.2*	Legal Opinion of Greenberg Traurig, P.A.

8.1*	Tax Opinion of Ellenoff Grossman & Schole LLP

8.2*	Tax Opinion of Greenberg Traurig, P.A.

10.1*

Letter Agreement, dated November 2, 2021, among Integral Acquisition Corporation 1, Integral Sponsor LLC and each of the officers and directors of Integral Acquisition Corporation 1 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

10.2*

Investment Management Trust Agreement, dated November 2, 2021, between Integral Acquisition Corporation 1 and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

10.3*

Registration Rights Agreement, dated November 2, 2021, among Integral Acquisition Corporation 1 and certain securityholders (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

10.4*

Private Placement Warrants Purchase Agreement, dated November 2, 2021, among Integral Acquisition Corporation 1 and Integral Sponsor LLC (incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

10.5*

Form of Indemnity Agreement of Integral Acquisition Corporation 1 (incorporated by reference to Exhibit 10.5 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

10.6*

Securities Subscription Agreement, dated February 16, 2021, between Integral Acquisition Corporation 1 and Integral Sponsor LLC (incorporated by reference to Exhibit 10.7 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

10.7*

Services Agreement, dated November 2, 2021, between Integral Acquisition Corporation 1 and Integral Sponsor LLC (incorporated by reference to Exhibit 10.8 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

10.8*

Consulting Services Agreement, dated November 2, 2021, between Integral Acquisition Corporation 1 and Cohen & Company Capital Markets (incorporated by reference to Exhibit 10.9 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

10.9*

Forward Purchase Agreement, dated August 23, 2021, by and between Integral Acquisition Corporation 1 and Carnegie Park Capital LLC (incorporated by reference to Exhibit 10.10 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

10.10*

Forward Purchase Agreement, dated August 23, 2021, by and between Integral Acquisition Corporation 1 and Crescent Park Management, L.P. (incorporated by reference to Exhibit 10.11 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2021)

10.11*

FPA Termination Agreement, dated December 8, 2023, by and between the Company and Carnegie Park (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on December 13, 2023)

10.12*

FPA Termination Agreement, dated December 12, 2023, by and between the Company and Crescent Park (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on December 13, 2023)

10.13*

Promissory Note, dated May 8, 2023, issued by Integral Acquisition Corporation 1 to Integral Sponsor LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on May 9, 2023)

10.14*

Promissory Note, dated July 10, 2023, issued by Integral Acquisition Corporation 1 to Integral Sponsor LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on July 10, 2023)

10.15*

Promissory Note, dated November 8, 2023, issued by Integral Acquisition Corporation 1 to Integral Sponsor LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 8, 2023)

Exhibit No.	Description
10.16*

Sponsor Support Agreement, dated October 19, 2023, among Integral Sponsor LLC, Integral Acquisition Corporation 1 and Flybondi Limited (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on October 25, 2023)

10.17*	Form of Lock-Up Agreement (included as Exhibit C to Annex A to the proxy statement/prospectus)

10.18*	Form of Registration Rights Agreement (included as Exhibit B to Annex A to the proxy statement/prospectus)

10.19*

Promissory Note, dated September 12, 2024, issued by Integral Acquisition Corporation 1 to Integral Sponsor LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on September 17, 2024)

10.20*

Promissory Note, dated November 6, 2024, issued by Integral Acquisition Corporation 1 to Integral Sponsor LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on November 6, 2024)

10.21*	Escrow Agreement, dated December 13, 2023, among Integral Sponsor LLC, Flybondi Limited and Cartesian Capital Group, LLC

10.22*	Fuel Sales Agreement, dated January 1, 2023, by and among FB Lineas Areas S.A. and World Fuel International SRL (English Translation).

10.23*	Ground Handling Agreement, dated December 10, 2021, by and among FB Lineas Areas S.A. and Intercargo S.A.U. (English Translation).

10.24*	Operational Space Concession Agreement (Aeroparque), dated July 21, 2023, by and among FB Lineas Areas S.A. and Aeropuertos Argentina 2000 (English Translation).

10.25*	Operational Space Concession Agreement (Ezeiza), dated July 24, 2023, by and among FB Lineas Areas S.A. and Aeropuertos Argentina 2000 (English Translation).

10.26*

Amendment to Sponsor Support Agreement, dated July 2, 2024, among Integral Sponsor LLC, Integral Acquisition Corporation 1 and Flybondi Limited (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K, filed with the SEC by Integral Acquisition Corporation 1 on July 9, 2024)

10.27*	Flybondi Third-Party Ramp Services' Certification (English Translation).

16.1*	Grant Thornton Letter to the SEC, dated July 22, 2024

21.1*	List of Subsidiaries of Flybondi Holdings plc

23.1*	Consent of Marcum LLP

23.2*	Consent of Price Waterhouse & Co. S.R.L. for Flybondi Limited

23.3*	Consent of Price Waterhouse & Co. S.R.L. for Flybondi Holdings plc

23.4*	Consent of DWF Law LLP (included in Exhibit 5.1)

23.5*	Consent of Greenberg Traurig, P.A (included in Exhibit 5.2 and Exhibit 8.2)

23.6*	Consent of Ellenoff Grossman & Schole LLP (included in Exhibit 8.1)

23.7*	Consent of Marshall & Stevens Transaction Advisory Services, LLC

99.1*	Form of Proxy Card for Special Meeting (included as Annex D to the proxy statement/prospectus)

99.2*	Consent of Rafael de Luque to be named Director Nominee

99.3*	Consent of Juan Ball to be named Director Nominee

99.4*	Consent of Bertrand Grabowski to be named Director Nominee

99.5*	Consent of Mehmet Tevfik Nane to be named Director Nominee

99.6*	Consent of Enrique Klix to be named Director Nominee

99.7*	Representation under Item 8.A.4 of Form 20-F

107*	Filing Fee Table

* Previously filed.

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The registrants agree to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on February 11, 2025.

Flybondi Holdings plc

By:	/s/Peter Yu
Name:	Peter Yu
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date
/s/ Peter Yu	Director	February 11, 2025
Peter Yu	(Principal Executive Officer)
/s/ Francisco Barreto	Director	February 11, 2025
Francisco Barreto	(Principal Accounting and Financial
Officer)

AUTHORIZED REPRESENTATIVE

Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, as amended, this registration statement on Form F-4 has been signed on behalf of the registrant by the undersigned, solely in the undersigned’s capacity as the duly authorized representative of the registrant in the United States, on February 11, 2025.

By:	/s/ Peter Yu
Name:	Peter Yu
Title:	Director

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on February 11, 2025.

Flybondi Limited

By:	/s/ Peter Yu
Name:	Peter Yu
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date
/s/ Peter Yu	Director	February 11, 2025
Peter Yu	(Principal Executive Officer)

*	Director	February 11, 2025
Francisco Barreto	(Principal Accounting and Financial
Officer)

*	Director	February 11, 2025
Juan Ball

*	Director	February 11, 2025
Martin Biely

*	Director	February 11, 2025
Rafael De Luque

*	Director	February 11, 2025
Betrand Philippe Grabowski

*	Director	February 11, 2025
Mehmet Tevifk Nane

*By: /s/ Peter Yu
Name: Peter Yu
Title: Attorney-in-fact

AUTHORIZED REPRESENTATIVE

Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, as amended, this registration statement on Form F-4 has been signed on behalf of the registrant by the undersigned, solely in the undersigned’s capacity as the duly authorized representative of the registrant in the United States, on February 11, 2025.

By:	/s/ Peter Yu
Name:	Peter Yu
Title:	Director